EXHIBIT 10.3


THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THE WARRANT AND THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS COVERING THE WARRANT AND THE SHARES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

NO. WP02-___

                                 RXBAZAAR, INC.

                          COMMON STOCK PURCHASE WARRANT

              Warrant to Purchase _________ Shares of Common Stock

              Void After 5:00 P.M., New York time, on April _, 2007

                    This Stock Purchase Warrant is issued to


                                [NAME OF HOLDER]

(hereinafter called the "Registered Holder," which term shall include any and all successors and assigns) by RxBazaar, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

     This Warrant is one of a duly authorized issue of Common Stock Purchase Warrants (the "Warrants") of the Company evidencing the right to purchase an initial aggregate of up to 330,000 shares of Common Stock issued in a private placement as part of a Unit (the "Unit"), being one of a duly authorized issue of up to 33 Units of the Company. Each Unit consists of $100,000 in principal amount of a 10% Unsecured Convertible Bridge Note and one Warrant to purchase 10,000 shares of Common Stock. This Warrant was immediately detachable from said Unit and separately transferable therefrom. The Units were purchased pursuant to a Subscription Agreement, dated ________, between the Company and the initial Registered Holder.

     1. Grant For value received and subject to the terms and conditions hereinafter set out, the Registered Holder is entitled, upon surrender of this Warrant, with the subscription form annexed hereto duly executed, at the office of Company at 200 Highland Avenue, Needham, Massachusetts 02494, or such other office as the Company shall notify to the Registered Holder in writing, to purchase __________ (_______) (the "Warrant Shares") of shares of fully paid and nonassessable shares of Common Stock, par value $.001 per share of the Company (the "Common Stock") at a purchase price of $2.75 per share (the "Exercise Price"), subject to adjustment from time to time pursuant to Sections 4 and 5 hereof. This Warrant may be exercised in part, and the Registered Holder shall be entitled to receive a new warrant covering the number of shares in respect of which this Warrant shall not have been exercised. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as of the close of business on the date on which this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

     2. Exercise. This Warrant shall be exercisable at any time in whole or from time to time in part commencing upon issuance and expire as to the unexercised portion at 5:00 P.M., New York time, on April _, 2007, and shall be void thereafter, subject to earlier termination as provided herein.

     3. Reservation of Shares. The Company covenants that it will at all times reserve and keep available a number of its authorized shares of its Common Stock, free from all pre-emptive rights therein, which will be sufficient to permit the exercise of this Warrant. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     4. Change in Capitalization. If the Company shall at any time prior to the expiration of this Warrant subdivide its outstanding Common Stock, by stock split or otherwise, or combine its outstanding Common Stock (including a reverse split), or issue additional shares of its Common Stock in payment of a stock dividend in respect of its Common Stock, the Warrant Shares shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

     5. Reclassification or Reorganization Mergers.

         5.1 Reclassification. In case of any reclassification, capital reorganization, or change of the outstanding Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend covered by
Section 4 hereof), at any time prior to the expiration of this Warrant, then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Registered Holder, so that the Registered Holder shall have the right prior to the expiration of this Warrant to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, or change, by a holder of the number of shares of Common Stock of the Company which might have been purchased by the Registered Holder immediately prior to such reclassification, reorganization or change, and in any such case appropriate provisions shall be made with respect to the rights and interest of the registered holder of this Warrant to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Exercise Price and of the number of Warrants Shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon exercise hereof.

         5.2 Merger. In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the surviving entity is a publicly traded company, the Company agrees that a condition of such transaction will be that the Company or such successor or purchasing corporation, as the case may be, shall assume the obligations of the Company hereunder in writing. In the case of any such consolidation, merger or sale or conveyance, the Registered Holder shall have the right until the Expiration Date upon payment of the Exercise Price in effect immediately prior to such action, to receive the kind and amount of shares and other securities and/or property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 4 and in this Section 5. The provisions of this Section 5.2 shall similarly apply to successive consolidations, mergers, sales or conveyances.

         5.3 Non-Public Successor. In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and the surviving entity is a non-publicly traded company, the Company agrees that a condition of such transaction will be that the Company shall mail to the Registered Holder at the earliest applicable time (and, in any event not less than 20 days before any record date for determining the persons entitled to receive the consideration payable in such transaction) written notice of such record date. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of this Warrant. Upon the closing of the transaction referenced in the foregoing notice, this Warrant to the extent then unexercised shall terminate.

    6. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant or any portion thereof. With respect to any fraction of a share called for upon the exercise of this Warrant or any portion thereof, an amount equal to such fraction multiplied by the then current value of a share of Common Stock (as determined in good faith by the Board of Directors of the Company) shall be paid to the holder hereof in cash by the Company.

    7. Notice of Adjustments. Whenever the Exercise Price and/or the Warrant Shares are adjusted as herein provided, the Company shall promptly deliver to the Registered Holder a certificate of its principal financial officer setting forth the Exercise Price and the number of Warrant Shares after such adjustment and a brief statement of the facts requiring such adjustment.

    8. Rights.

         8.1 Register. The Company will maintain a register containing the names and addresses of the Registered Holders of the Warrants. The Registered Holder of any Warrant shall be the person in whose name such Warrant is registered in said warrant register. Any Registered Holder of this Warrant may change his address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Registered Holder may be delivered or given by mail to the Registered Holder at his address as shown on the warrant register.

         8.2 Assignment. This Warrant, and the rights evidenced hereby, may, subject to the provisions hereof and compliance with applicable federal and state securities laws, be transferred by the Registered Holder with respect to any or all of the shares purchasable hereunder. Upon presentation to the Company of this Warrant together with the assignment form hereof properly endorsed for registration of transfer as an entirety, the Company shall issue a new warrant of the same denomination to the assignee. Upon presentation to the Company of this Warrant together with the assignment form hereof properly endorsed for registration of transfer with respect to a portion of the Warrant Shares purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Registered Holder, and shall issue to the Registered Holder a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been transferred. The Company may treat the new Registered Holder as the owner hereof for all purposes.

         8.3 Substitute Warrant. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company may issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

         8.4 Rights as a Warrant Holder. The Registered Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity except with respect to certificates representing shares of Common Stock issued upon exercise of this Warrant. The rights of the Registered Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. Prior to due presentment for transfer of this Warrant, the Company may deem and treat the Registered Holder as the absolute owner of this Warrant for purposes of any exercise hereof and for all other purposes and such right of the Company shall not be affected by any notice to the contrary.

    9. Securities Law Compliance.

         9.1 Investment. Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Registered Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, the Registered Holder will deliver to the Company a written statement that the securities acquired by the Registered Holder upon exercise hereof are for the account of the Registered Holder or are being held by the Registered Holder as trustee, investment manager, investment advisor or as any other fiduciary for the account of the beneficial owner or owners for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof). Further, the Registered Holder shall comply with such provisions of applicable state securities laws as counsel to the Company or other counsel reasonably acceptable to the Company shall advise. The Registered Holder shall have certain rights to include the Common Stock underlying this Warrant in a registration statement in accordance with Section 5 of the Subscription Agreement.

         9.2 Legend. Unless the shares of Common Stock issuable upon exercise of this Warrant have been registered under the Securities Act, upon exercise of any part of this Warrant and the issuance of any of such shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing the shares issued upon exercise of this Warrant shall bear on the face thereof substantially the following legend, insofar as is consistent with applicable law:

         "The shares of Common Stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

    10. Lock-Up. The Registered Holder hereby agrees to that, in the event of a public offering of the Company's securities, the Registered Holder will not directly or indirectly sell or in any way transfer any shares of Common Stock issued pursuant to the exercise of this Warrant held by the Holder, or any right or interest in any shares issued pursuant to exercise of this Warrant, for a period of six (6) months after the date upon which the registration statement with respect to such public offering of the Company's securities is declared effective (the "Effective Date") by the Securities and Exchange Commission, unless the Company, in its sole discretion, agrees to the sale of all or part of such securities at an earlier date. In addition, (i) any sales of the securities of the Company shall be effected through the lead underwriter of such public offering for the period commencing on the date of issuance and ending six (6) months after the effective date of a registration statement relating to such public offering, and (ii) the Registered Holder shall compensate such underwriter in accordance with its customary compensation practices. The parties hereto agree that the above-referenced underwriter is intended to be a third-party beneficiary of this Agreement and that no modification of the "lock-up" provisions contained in this Section may be made without the prior written consent of such underwriter. The foregoing restrictions shall apply to any shares issued upon exercise of this Warrant and any certificate representing such shares shall carry substantially the following legend, insofar as is consistent with applicable law:

         "The shares of Common Stock represented by this Certificate are subject to restrictions on transfer set forth in a Common Stock Purchase Warrant dated as of ________ __, 2002. A copy of the Common Stock Purchase Warrant is available for inspection without charge at the office of the Treasurer of the Company."

    11. Amendment, Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Registered Holder. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. This Agreement sets forth the entire agreement by the Company and the Registered Holder with respect to the matters herein.

    12. Governing Law. The provisions and terms of this Warrant shall be construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law.


                                       RxBAZAAR, INC.



                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


Dated:  __________ __, 2003

FORM OF SUBSCRIPTION



        (To be signed only on exercise of Common Stock Purchase Warrant)


TO:      RxBAZAAR, INC.


         The undersigned, the registered holder of the within Common Stock Purchase Warrant of RxBAZAAR, INC., hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder, _______________(*) shares of Common Stock of RxBAZAAR, INC., and the undersigned herewith makes payment of $_______________ therefor, and requests that the certificates for such shares be issued in the name of and delivered to, ______________________________, whose address is
_____________________________________, and whose tax identification or social security number is ________________.



Dated:                                 -----------------------------------
                                       (Signature must conform in all respects
                                       to name of registered holder as specified on the face of the Warrant)



         *Insert here the number of shares (all or part of the number of shares called for in the Common Stock Purchase Warrant) as to which the Common Stock Purchase Warrant is being exercised without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Common Stock Purchase Warrant, may be deliverable on exercise.

                               FORM OF ASSIGNMENT


        (To be signed only on transfer of Common Stock Purchase Warrant)


         For value received, the undersigned hereby sells, assigns, and transfers unto ______________________ the right represented by the within Common Stock Purchase Warrant to purchase _________ shares of Common Stock of RxBAZAAR, INC. to which the within Common Stock Purchase Warrant relates, and appoints such person Attorney to transfer such right on the books of RxBAZAAR, INC. with full power of substitution in the premises. The address of the assignee is:

         ___________________________

         ___________________________

         The tax identification number or SSI of the assignee is:

         ___________________________





Dated:                                 ------------------------------
                                       (Signature must conform in all respects
                                       to name of registered holder as specified on the face of the Warrant)